April 27, 2004

Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.   20549

                 Re:      Northeast Investors Growth Fund
                          File No. 2-68483

Gentlemen:

        Enclosed for filing on behalf of Northeast Investors Growth Fund is a filing on Form N-1A comprising Post-Effective Amendment No. 29 to the Fund's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 31 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

        The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on May 1, 2004 pursuant to paragraph (b) of said Rule 485.

                                                  Sincerely yours,


                                                  Thomas J. Kelly

        Enclosures

Securities Act of 1933 Registration No. 2-68483

Investment Act of 1940 Registration No. 881-3079

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. _______ [ ]

Post-Effective Amendment No. 29 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 31 [X]

NORTHEAST INVESTORS GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

150 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

William A. Oates, Jr.
President
Northeast Investors Growth Fund
150 Fderal Street
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esquire
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

It is proposed that the filing will become effective under Rule 485:

                  [ ] Immediately upon filing pursuant to paragraph (b), [X] On May 1, 2004 pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph (a)(1), [ ] On ____________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

                  If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                         NORTHEAST INVESTORS GROWTH FUND
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                  May 1, 2004

This prospectus explains the investment objective, policies, strategies and risks associated with the Fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                                    Page
FUND PROFILE.......................................................... 2
 Investment Objectives................................................ 2
 Principal Investment Strategies...................................... 2
 Principal Risks...................................................... 3
 Suitability.......................................................... 3
 Performance.......................................................... 4
FEES AND EXPENSES..................................................... 5
FUND MANAGEMENT....................................................... 6
 Fund Expenses........................................................ 6
SALES WITHOUT ""SALES CHARGE''........................................ 7
SHAREHOLDER INFORMATION............................................... 8
 General Information.................................................. 8
 Account Registrations................................................ 9
 Buying Shares........................................................ 9
 Selling Shares...................................................... 11
 Exchanging Shares................................................... 12
 Dividends and Distributions......................................... 13
 Tax Consequences.................................................... 14
 Fund Policies....................................................... 14
FINANCIAL HIGHLIGHTS................................................. 15
ADDITIONAL INFORMATION............................................... 16

FUND PROFILE
Investment Objectives
The Fund's objective is to produce long-term growth for its shareholders.

Principal Investment Strategies
The Fund maintains a flexible investment policy which primarily targets common stocks of large companies who are established leaders in their industries with histories of consistent earnings growth. The Fund emphasizes well-known companies which it believes to have strong management and solid financial fundamentals. These companies offer the potential for accelerated earnings and revenue growth. For this reason, stocks of these companies are often called "growth' stocks. These may include common stocks not currently paying a dividend.

The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs). The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments. Over the past decade, common stocks have represented at least 95% of the Fund's portfolio.

From time to time the Fund will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Fund's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. Management may vary the amount of borrowing from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions, the Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable and therefore the Fund should adopt a temporary defensive policy. When so invested, the Fund may not achieve its investment objective.


Principal Risks
Stock Market Risks. The value of your investment has the potential to depreciate due to stock market volatility. This may be in response to changes in investor psychology or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions.
Portfolio Risks. Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.
"Growth Stock'' Volatility. Growth stocks can perform differently and be more volatile than other types of stocks and the market as a whole. Growth stocks may be more sensitive to changes in earnings than other types of stocks. Manager Risk. The chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.
Leverage. Borrowed funds can cause the net asset value to decrease faster in a falling market. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore involve additional risk.

Suitability
The Fund may be appropriate for investors who seek one or more of the following:
 capital appreciation of their investment over the long-term;

a fund emphasizing established companies with consistent earnings growth.

You should also consider the following:
 an investment in the Fund involves risk and should be part of a balanced investment program;

 the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;

 there is a risk that you could lose money by investing in the Fund, and there is no assurance that it will achieve its investment objectives;

 Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.


Performance
The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual aftertax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The following bar chart shows the Fund's annual total return for each of the ten years ended December 31, 2003:

Chart Omitted

Best quarter: 4th quarter 1998, up 27.50%
Worst quarter: 1st quarter 2000, down -16.61%

                          Average Annual Total Returns
                        Periods Ended December 31, 2003
                                                1 Year   5 Years   10 Years
Northeast Investors Growth Fund
        Return before taxes.................... 28.39%    -2.01%     10.88%
        Return after taxes on distributions.... 28.29%    -2.82%     10.08%
        Return after taxes on distributions
         and sale of Fund shares............... 17.29%    -1.56%      9.25%
Standard & Poor's 500 Index*................... 28.63%    -0.56%     11.04%

*The unmanaged Standard & Poor's 500 Index is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                        Annual Fund Operating Expenses
(Fees Paid Directly From                (Expenses That Are Deducted
    Your Investment)                        From Fund Net Assets)
Maximum Sales Charge (Load)             Management Fee................  .57%
Imposed on Purchases............. None  Distribution (12b-1 Fees).....  None
Maximum Deferred Sales Charge           Other Expenses................  .86%
(Load)........................... None  Including:
Maximum Sales Charge (Load)               Interest Expense............  .22%
Imposed on Reinvested Dividends.. None    Operating Expense...........  .64%
Redemption Fee................... None Total Annual Fund Operating
                                         Expenses..................... 1.43%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                        1 year*     3 years*     5 years*     10 years*
                         $146         $452         $782        $1,713
*The above figures include Interest Expense, which can fluctuate significantly year to year. Without Interest Expense, these figures would be: 1 year - $123, 3 years - $384, 5 years - $665, and 10 years - $1,466.


FUND MANAGEMENT
Northeast Management & Research Company, Inc. (""NMR'') is the Fund's investment manager. As the manager, NMR is responsible for choosing the Fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

        NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. William A. Oates, Jr. is President of NMR and has been principally responsible for its day-to-day management.

        NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

        Mr. Oates is also the portfolio manager of the Fund. He has served in thiscapacity since the Fund's inception in 1980. Mr. Oates is assisted in his portfolio manager's responsibilities by Gordon C. Barrett, the Chief Financial Officer of the Fund.

        From time to time a Trustee or an employee of Northeast Investors Growth Fund may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Fund or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Growth Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

        Northeast Investors Growth Fund personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

Fund Expenses

Pursuant to the Advisory and Service Contract, the Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, .75% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and .50% of such average daily net assets for the month in excess of $30,000,000 during such month. For the fiscal year ended December 31, 2003, the management fee by the Fund to NMR was .57% of the Fund's average net assets.

Other than the management fee, the Fund pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Fund which are paid by it directly. These include expenses such as taxes, custodian fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Fund also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT ""SALES CHARGE''

The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.

SHAREHOLDER INFORMATION

General Information

For account, product and service information, please use the following website, telephone number or address:
  For information over the Internet including on-line access to your account, visit the Fund's website at www.northeastinvestors.com;

  For information over the telephone use 800-225-6704;

  For information by mail use
  Northeast Investors Growth Fund
  150 Federal Street
  Boston, MA 02110

Backup withholding - By law Northeast Investors Growth Fund must withhold
28% of any taxable distributions or redemptions from your account if you do not Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification is correct; and Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

        Foreign investors - Northeast Investors Growth Fund is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Fund. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Fund.

        Invalid addresses - If a dividend or capital gains distribution check mailed o your address of record is returned as undeliverable, Northeast Investors Growth Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

        Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Fund's tax consequences for you.

Account Registrations
Some of the different ways to register your account with the Fund are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Fund.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/Pay on Death (POD)
Beneficiary designation on account (special application required)

Retirement
For tax-advantaged retirement savings
 *Traditional Individual                  *Coverdell Education Savings
  Retirement Accounts (IRAs)               Plan (formerly Educational
 *Roth IRAs                                IRAs)
 *Roth Conversion IRAs                    *Simplified Employee Pension
 *Rollover IRAs                            Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Buying Shares

Your initial investment must be accompanied by a completed application. The form is included along with the Prospectus, or one can be obtained from our website. You may purchase shares of the Fund at the per share NAV next determined after the Fund or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Fund computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund. The Fund no longer issues certificates for purchases.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from investors who, in the Fund's opinion, have a pattern of short-term or excessive trading and whose trading has been or may be harmful to the Fund.

How to Purchase Shares

By Check Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to:
                        Northeast Investors Growth Fund and mail to 150 Federal Street, Boston, MA 02110.

By Telephone            You may make purchases to your already existing account
                        via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange             You can purchase shares with the proceeds of an exchange
Purchase                from Northeast Investors Trust. The Fund accepts
                        exchange orders in writing, by fax or by telephone.

NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Fund may have incurred as a result. Telephone purchases may dilute the future appreciation of the net asset value if payment is not made promptly.

Your Purchase Price

You buy shares at the next determined NAV after Northeast Investors Growth
Fund receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:
 * The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs);
 * Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;
 * The Fund does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

 * There is no minimum for subsequent investment either by mail, telephone or exchange;
 * There is a $50,000 maximum for telephone investments. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit;
 * No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been initiated;
 * Future purchases - Northeast reserves the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange;
 * The Fund may reject initial investments if certain required information is not provided on the new account application;
 * Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

No specific election is required on the application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in ""good order'' as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock Exchange after the redemption request has been received. The Fund does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

 * The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to (617)742-5666 or (617) 523-5412 before the close of the NYSE;
 * The request includes any certificates issued representing the shares to be redeemed, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered. The Fund no longer issues certificates;

 * For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Fund from fraudulent activity. A notary public is not an acceptable guarantor;
 * In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);
 * If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;
 * Redemption checks will only be made payable to the registered shareholder(s);
 * A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;
 * Telephone redemptions will not be made;
 * Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted;
 * The Fund reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days;
 * Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and monies withheld.

The Fund reserves the right to deliver assets, in whole or in part, in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares in another fund. As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

Please note the following policies and restrictions governing exchanges:
 * You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;
 * Before exchanging into a fund, read its prospectus;
 * Exchanges may have tax consequences for you;
 * If the shares to be exchanged represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;
 * Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;
 * Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;
 * If you are exchanging between accounts that are not registered in the same name, address and taxpayer identification number (TIN), there may be additional requirements;
 * Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:
        (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option;
        (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Fund;
        (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

NOTE: The Fund strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions: Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Fund's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be ""buying a dividend'' by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions: Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost of your investment.

Fund Policies

Statements and reports that the Fund sends to you include the following:
 * Confirmation of each purchase and sale;*
 * Confirmation of your dividend payment; *
 * Financial reports (every six months);*
 * Year-end statement.

* These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate\ IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003 and by other auditors for the years ended December 31, 1994 through December 31, 2002. The report of Ernst & Young, LLP on the financial statements and financial highlights for the year ended December 31, 2003 is included in the Statement of Additional Information which is available upon request and without charge.

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                                 2003     2002        2001      2000       1999       1998      1997       1996      1995       1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data#^

Net Asset Value:
Beginning of Period             $11.91   $15.43      $20.23    $26.08    $20.47      $15.84    $12.15     $10.59     $8.13     $8.37
Income From Investment
Operations:
Net investment income
(loss)                            0.03     0.02      (0.01)    (0.09)      0.01        0.05      0.06       0.05      0.07      0.06
Net realized and
unrealized gain(loss)
on investment                     3.35   (3.52)      (3.35)    (3.71)      5.93        5.18      4.46       2.54      2.90    (0.07)
Total from investment
operations                        3.38   (3.50)      (3.36)    (3.80)      5.94        5.23      4.52       2.59      2.97    (0.01)
Less Distributions:
Net investment income            (0.03)  (0.02)        0.00      0.00     (0.02)      (0.05)    (0.06)     (0.05)    (0.07)   (0.06)
Capital Gain                      0.00    0.00       (1.44)    (2.05)     (0.31)      (0.55)    (0.77)     (0.98)    (0.44)   (0.17)
Net Asset Value:
End of Period                   $15.26  $11.91      $15.43     $20.23    $26.08      $20.47    $15.84      $12.15   $10.59    $8.13
Total Return                     28.39%(22.67%)    (17.15%)   (14.96%)    29.13%      33.34%    37.28%      24.60%   36.46%  (0.07%)

Ratios & Supplemental Data
Net assets end of period
(in thousands)                $141,561 $125,986    $187,218   $272,222 $357,650     $211,259   $108,590   $60,275   $48,337  $35,459
Ratio of operating expenses
to average net assets*           1.43%    1.31%       1.14%      0.97%    0.85%        0.94%      0.97%     1.21%     1.37%    1.53%
Ratio of interest expense to
average net assets               0.22%    0.21%       0.14%      0.22%    0.10%        0.12%      0.02%      --        --       --
Ratio of net investment
income (loss) to average
net assets                       0.21%    0.17%      (0.05%)    (0.34%)   0.03%        0.44%      0.45%     0.47%     0.74%    0.74%
Portfolio turnover rate            25%      26%         30%        33%      31%          19%        16%       25%       27%      26%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25,
1997.
^ Average share method used to calculate per share data.
* including Interest Expense


ADDITIONAL INFORMATION
You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:
                        Northeast Investors Growth Fund
                               150 Federal Street
                                Boston, MA 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.



                         NORTHEAST INVESTORS GROWTH FUND
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704


                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2004


         This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2004 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



              TABLE OF CONTENTS                                          Page

The Fund                                                                  B-2
Investment Objectives, Policies and Restrictions                          B-2
Trustees and Officers                                                     B-4
Advisory and Service Contract                                             B-6
Custodian and Independent Accountants                                     B-7
Brokerage                                                                 B-7
Price and Net Asset Value                                                 B-8
Shareholder Plans                                                         B-9
Tax-Advantaged Retirement Plans                                           B-9
Dividends, Distributions & Federal Taxes                                  B-11
Additional Information
     Security Lending                                                     B-12
     Repurchase Agreements                                                B-12
     Leverage                                                             B-12
Capital Shares                                                            B-13
Proxy Voting Guidelines                                                   B-13
Historical Performance Information                                        B-15
Financial Statements                                                      B-17



                                    THE FUND


         Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         As explained in the Prospectus, the Fund's objective is to produce long-term growth for its shareholders. This objective ispursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

         In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not : (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer(other than obligations of the U.S. Government and its
instrumentalities);   (2) Purchase the securities of any issuer if such
purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated
public utilities or pipe-line companies which do not have such a record;   (6)
Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase
or sell puts or calls, or combinations thereof;   (7) Invest in companies for
the purpose of exercising control or management;   (8) Buy or sell real estate,
commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others; (10) Make loans to other persons ( except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed
33 1/3% of the total assets of the Fund;   (11) Purchase or retain securities
issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.



         In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more that 10% of the Fund's net assets being invested insuch securities.

         The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

         The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2003 and 2002 the rates of total portfolio turnover were 25% and 26% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.


                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are William A. Oates Jr., Ernest E. Monrad,
Robert B. Minturn, John C. Emery, and Michael Baldwin.  Under Massachusetts law,
the Trustees are generally responsible for the management of the Fund.  The following table provides certain information about the Fund's Trustees and
Officers:
                              Position(s) Held             Length of             Principal Occupation(s)      Other Directorships
Name, Address and Age             with Fund               Time Served (1)           During Last 5 Years          held by Trustee

Trustees Who Are "Interested Persons" of the Fund and  Fund Officers

William A. Oates, Jr.       President and Trustee            23 years               Trustee and President
150 Federal Street                                                                  of Northeast
Boston, MA                                                                          Investors Growth Fund
Age 61

Ernest E. Monrad                   Trustee                    23 Years              Trustee of Northeast    Century Shares
150 Federal Street                                                                  Investors Trust         Trust
Boston, MA
Age 73                                                                                                      Century Capital
                                                                                                            Management Trust

                                                                                                            The New America
                                                                                                            High Income
                                                                                                            Fund, Inc.

                                                                                                            Northeast
                                                                                                            Investors Trust
Gordon C. Barrett           Senior Vice President             10 years              Officer of  Northeast
150 Federal Street          and Chief Financial                                     Investors Growth
Boston, MA                        Officer                                           Fund,  Northeast
Age 47                                                                              Investors Trust,
                                                                                    Northeast Investment
                                                                                    Management, Inc.

Robert B. Minturn         Trustee, Clerk, and Vice            23 years              Clerk and Trustee of    Northeast
150 Federal Street        President                                                 Northeast Investors     Investors Trust
Boston, MA                                                                           Trust
Age 64

Trustees Who Are Not "Interested Persons" of the Fund

John C. Emery                     Trustee                     23 years              Partner, Law Firm of
One Post Office Square                                                              Sullivan & Worcester
Boston, MA
Age 73

Michael Baldwin                   Trustee                      4 years              Partner, Baldwin
3 Barnabas Road                                                                     Brothers, Inc.
Marion, MA
Age 63


         (1)The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

         The Trustees have an Audit Committee consisting of Messrs. Emery and Baldwin. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Fund's independent auditors. The provision of audit and non-audit services by the Fund's independent auditors is subject to prior approval by the Audit
Committee. The Committee held one meeting during the last fiscal year.

         The Trustees, including the Trustees who are not "Interested Persons" acting separately, acted to approve the Fund's investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMR's profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser.

         The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee.


Name of Trustee                   Dollar Range of Equity Securities in the Fund

Trustees Who Are "Interested Persons" of the Fund

William A. Oates, Jr.                          Over $1,000,000
Ernest E. Monrad                               Over $100,000
Robert B. Minturn                              Between $50,001 - $100,000

Trustees Who Are Not "Interested Persons" of the Fund

Michael Baldwin                                None
John C. Emery                                  Between 10,001 - $50,000


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2004 was 220,190.810 shares (2.45%).

         The Fund has adopted a Code of Ethics governing personal securities transactions by persons associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.


                           ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays certain executive and administrative salaries of the Fund and provides office space for the Fund, with the following expenses borne by the
Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any,
(g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian,
(j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

         The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month.

         For 2003, 2002 and 2001, respectively, the advisory fee was $744,809, $864,649 and $1,167,835.


         The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2003 to the Trustees, President and Officers of the Fund.

Name and Position                       Aggregate Compensation Paid by the Fund

William A. Oates, Jr. President & Trustee                     $0.00
Ernest E. Monrad, Trustee                                     $0.00
Gordon C. Barrett, Senior Vice President & Chief Financial    $167,447
Officer
Robert B. Minturn, Trustee, Clerk & Vice President            $0.00
John C. Emery, Trustee                                        $10,000
Michael Baldwin, Trustee                                      $10,000

No retirement benefits are provided by the Fund to any Trustee.


                       CUSTODIAN AND INDEPENDENT AUDITORS

         The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

         The independent auditors for the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Fund's annual financial statements included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Fund's filings with the Securities and Exchange Commission and prepares the Fund's federal income and excise tax returns.


                                    BROKERAGE

         Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2003, 2002, and 2001 the Fund paid brokerage commissions of $142,049, $159,503 and $210,404 respectively.



                            PRICE AND NET ASSET VALUE

         It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities , plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund; (ii) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.



                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's open account. Shares held in an open account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA , Roth IRA and Education Savings Account

         An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.



                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Fund.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.




                             ADDITIONAL INFORMATION


                                SECURITY LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting the cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

         The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

         In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize cash not invested. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their costs to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowing at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.


                                 CAPITAL SHARES

         The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                             PROXY VOTING GUIDELINES

         Written guidelines have been established for proxy voting by the Board of Trustees of the Fund. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans
2)       Proposals relating to changes in corporate control
3)       Proposals that affect shareholder rights, including voting rights
4)       Proposals for the election of directors
5)       Proposals relating to social and corporate responsibility issues
6)       Proposals for the approval of independent auditors



Equity-based Compensation Plans


         In general, the Fund agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The Fund will vote in favor of proposals for the expensing of stock options.

Corporate Control

         The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise
- must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We generally oppose "golden parachute" plans providing more than two times the annual salary because they impede potential takeovers that shareholders should be free to consider. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights

         The Fund views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors

         The Fund believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

Corporate and social policy issues

         The Fund believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of independent auditors

         The Fund believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

         In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not "interested persons" of the Fund as such term is defined under the Investment Company Act of 1940 (the "independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

         The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and, when available, the Fund's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).


                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      (ERV/P)^1/N - 1


                  Where:

                  P =      a hypothetical initial payment of $1,000
                  n =      number of years
                  ERV =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment
of all dividends and distributions.   The Fund may also advertise total return
(a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total return for the one, five and ten year periods ended December 31, 2003 are set forth in the Prospectus.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1]
         Where:

         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.


         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Fund's performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

                              FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

         1.       Report of Ernst & Young LLP, Independent Auditors

         2.       Schedule of Investments as of December 31, 2003

         3.       Statement of Assets and Liabilities as of December 31, 2003

         4.       Statement of Operations for the Year Ended December 31, 2003

         5. Statements of Changes in Net Assets for each of the two years in the period ended December 31, 2003
         6.       Notes to Financial Statements for the year ended December 31,
                  2003


Schedule of Investments December 31, 2003
                                                Number          Market                  Percent
Common Stocks                                   of              Value                   of Net
Name of Issuer                                  Shares          (Note B)                Assets

Air Freight & Logistics
United Parcel Service, Inc.                     29,500          $ 2,199,225             1.55%

Application Software
Intuit, Inc.*^                                  27,500            1,453,650             1.03%

Asset Management & Custodian
Mellon Financial Corp.                          122,500           3,933,475
State Street Corp.                              81,400            4,239,312
                                                                -----------
                                                                  8,172,787             5.77%
Biotechnology
Amgen, Inc.^                                    39,000            2,409,810
Gilead Sciences, Inc.^                          38,000            2,214,640
                                                                -----------
                                                                  4,624,450             3.27%
Broadcast Cable TV
Comcast Corp., Class A^                         48,900            1,603,431
Cox Communications, Inc.^#                      66,000            2,273,700
                                                                -----------
                                                                  3,877,131             2.74%
Communications Equipment
Cisco Systems, Inc.                             133,000           3,222,590
Corning, Inc.*#                                 394,000           4,109,420
                                                                -----------
                                                                  7,332,010             5.18%
Computer & Electronics
Best Buy Co., Inc.                              51,000            2,664,240             1.88%

Computer Hardware
Dell, Inc.^                                     67,200            2,283,456
International Business Machines Corp.           41,800            3,874,024
                                                                -----------
                                                                  6,157,480             4.35%
Conglomerate
3M Co.*                                         49,000            4,166,470
General Electric Co.*                           154,500           4,786,410
                                                                -----------
                                                                  8,952,880             6.33%
Consumer Finance
American Express Co.                            35,500            1,712,165             1.21%

Data Processing
First Data Corp.                                68,000            2,794,120
Iron Mountain, Inc.^                            39,050            1,544,037
                                                                -----------
                                                                  4,338,157             3.06%
Diversified Banks
Bank One Corp.*                                 57,000            2,598,630
FleetBoston Financial Corp.*                    110,634           4,829,174
                                                                -----------
                                                                  7,427,804             5.25%
Diversified Chemical
Cabot Corp.                                     82,000            2,610,880             1.85%

Diversified Financial Services
Citigroup, Inc.*                                115,500           5,606,370             3.96%

Semiconductors
Analog Devices#                                 64,000            2,921,600
Intel Corp.*                                    128,400           4,115,220
                                                                -----------
                                                                  7,036,820             4.97%
Financial Services Misc.
Eaton Vance Corp.                               113,000           4,140,320             2.92%

Food Distributors
Sysco Corp.                                     36,000            1,340,280             0.95%

Food Retail
Whole Foods Market, Inc.                        56,200            3,772,706             2.67%

Health Care Equipment
Boston Scientific Corp.^                        61,500            2,260,740
Medtronic, Inc.                                 49,800            2,420,778
Zimmer Holdings^                                47,800            3,365,120
                                                                -----------
                                                                  8,046,638             5.68%

Home Improvement Retail
Home Depot, Inc.                                46,000            1,632,540             1.15%

Household Products
Proctor & Gamble                                34,200            3,415,896             2.41%

Internet Retail
Ebay, Inc.^                                     43,000            2,778,230             1.96%

Integrated Oil & Gas
B P Amoco, PLC                                  51,200            2,526,720
ChevronTexaco Corp.                             21,800            1,883,302
Exxon Mobil Corp.*                              115,882           4,751,162
Royal Dutch Petroleum                           37,200            1,948,908
                                                                -----------
                                                                 11,110,092             7.85%

Major Regional Banks
Banknorth Group, Inc.^                          31,000            1,008,430
Fifth Third Bancorp                             59,050            3,489,855
Zions Bancorporation                            74,400            4,563,696
                                                                -----------
                                                                  9,061,981             6.40%

Managed Health
Anthem, Inc.^#                                  18,500            1,387,500             0.98%

Movies & Entertainment
Time Warner, Inc.^                              133,000           2,392,670
Walt Disney Co.*                                142,000           3,312,860
                                                                -----------
                                                                  5,705,530             4.03%

Personal Products
Gillette Co.                                    81,000            2,975,130             2.10%

Pharmaceuticals/Drug
Abbott Laboratories*                            37,000            1,724,200
Barr Pharmaceuticals, Inc.^#                    34,200            2,631,690
Eli Lilly & Co.                                 21,900            1,540,227
Johnson & Johnson*                              52,400            2,706,984
Pfizer, Inc.                                    121,731           4,300,756
Teva Pharmaceutical Industries, LTD             35,100            1,990,521
                                                                -----------
                                                                 14,894,378            10.52%

Radio
XM Satellite Radio Holdings, Class A^#          86,000            2,260,940             1.60%

Retail-General
Wal-Mart Stores, Inc.                           76,600            4,063,630             2.87%

Soft Drinks
PepsiCo, Inc.                                   54,100            2,522,142             1.78%

Systems Software
Microsoft Corp.                                 184,000           5,036,080             3.56%

Total Common Stocks (Cost-$133,616,114)                         158,310,062           111.83%

Cash Equivalents
Dreyfus Cash Management Plus Fund+-0.93535%   6,500,000         $ 6,500,000
Merrimac Cash Fund-Premium Class+-0.9764%     4,169,999           4,169,999
Total Cash Equivalents (Cost-$10,669,999)                       $10,669,999             7.54%
Total Investment Portfolio (Cost-$144,286,113)                  168,980,061           119.37%
Total Assets and Liabilities                                    (27,419,518)          -19.37%
Total Net Assets                                               $141,560,543           100.00%

* All or a portion of this security is pledged to collateralize short-term borrowings
^ Non-income producing security
# Currently out on loan
+ Security held as collateral for securities loan. The rate quoted is the annualized seven day yield of the fund at period end. (See Note I)
The accompanying notes are an integral part of the financial statements.


Statement of Assets and Liabilities
December 31, 2003
Assets

Investments-at market value (including securities loaned of $10,302,513)
(cost $144,286,113)-see note I                                     $168,980,061
Dividends receivable                                                    179,152
Receivable for shares of bene.cial interest sold                        132,291
                                                                  -------------
Total Assets                                                       $169,291,504

Liabilities

Short-term borrowing                                                $16,832,482
Collateral on securities loaned, at value-see note I                 10,669,999
Payable for shares of bene.cial interest repurchased                     86,168
Accrued investment advisory fee                                          65,272
Accrued expenses                                                         77,040
                                                                    -----------
Total Liabilities                                                    27,730,961

Net Assets                                                         $141,560,543

Net Assets Consist of:

Capital paid-in                                                    $134,047,946
Accumulated net realized loss                                      (17,181,351)
Net unrealized appreciation of investments                           24,693,948
                                                                  -------------
Net Assets                                                         $141,560,543

Net Asset Value, offering price and redemption price per share
($141,560,543/9,278,207 shares)                                          $15.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2003

Investment Income
Dividend income                                                      $2,104,827
Other income                                                             24,108
                                                                    -----------
Total Income                                                          2,128,935

Expenses
Investment advisory fee                                                $744,809
Administrative expenses and salaries                                    392,495
Interest expense                                                        283,316
Printing, postage and stationary                                         83,300
Legal fees                                                               82,000
Computer and related expenses                                            75,125
Audit fees                                                               71,250
Insurance                                                                37,500
Registration and filing fees                                             25,375
Trustee fees                                                             20,000
Commitment fee                                                           14,871
Telephone expense                                                        13,250
Custodian fees                                                            6,710
Miscellaneous fees                                                        7,425
                                                                      ---------
Total Expenses                                                        1,857,426

Net Investment Income                                                   271,509
                                                                       --------

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions                      (3,955,081)
Change in unrealized appreciation (depreciation) of investments      36,617,308
                                                                    -----------
Net realized and unrealized gain on investments                      32,662,227

Net Increase in Net Assets Resulting from Operations                $32,933,736
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
                                                                        Year Ended               Year Ended
                                                                        December 31,             December 31,
                                                                        2003                     2002

Increase (Decrease) in Net Assets

From Operations:
Net investment income                                                   $271,509                 $259,677
Net realized loss from investment transactions                        (3,955,081)              (3,378,604)
Change in unrealized appreciation (depreciation) of investments       36,617,308              (36,690,613)
                                                                     ------------            -------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                             32,933,736              (39,809,540)
                                                                     -----------             -------------

Distributions to Shareholders
From net investment income                                              (279,662)                (251,524)
From net realized gains on investments                                         -                        -
                                                                        ---------                ---------

Total Distributions                                                     (279,662)                (251,524)
                                                                        ---------                ---------

From Net Fund Share Transactions                                     (17,079,254)             (21,171,251)
                                                                     ------------             ------------

Total Increase (Decrease) in Net Assets                               15,574,820              (61,232,315)

Net Assets:
Beginning of Period                                                  125,985,723              187,218,038
                                                                    ------------              ------------

End of Period                                                       $141,560,543             $125,985,723
                                                                   -------------             -------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights
                                                                                Year Ended December 31,
                                      2003              2002            2001            2000            1999
Per Share Data^

Net Asset Value:
Beginning of Period                   $11.91            $15.43          $20.23          $26.08          $20.47
Income From Investment
Operations:
Net investment gain(loss)              0.03              0.02           (0.01)          (0.09)           0.01
Net realized and unrealized gain
(loss) on investment                   3.35             (3.52)          (3.35)          (3.71)           5.93
                                      -----             ------          ------          ------           ----
Total from investment operations       3.38             (3.50)          (3.36)          (3.80)           5.94

Less Distributions:
Net investment income                 (0.03)            (0.02)           0.00            0.00           (0.02)
Capital gain                             --              0.00           (1.44)          (2.05)          (0.31)
                                      ------            ------          ------          ------          ------
Total Distributions                   (0.03)            (0.02)          (1.44)          (2.05)          (0.33)
Net Asset Value:
End of Period                         $15.26            $11.91          $15.43         $20.23           $26.08

Total Return                          28.39%           -22.67%         -17.15%        -14.96%           29.13%

Ratios & Supplemental Data
Net assets end of period
(in millions)                        $141,561         $125,986        $187,218        $272,222         $357,650
Ratio of operating expenses to
average net assets (includes interest
expenses)                               1.43%            1.31%           1.14%           0.97%            0.85%
Ratio of interest expense to
average net assets                      0.22%            0.21%           0.14%           0.22%            0.10%
Ratio of net investment income
to average net assets                   0.21%            0.17%          -0.05%          -0.34%            0.03%

Portfolio turnover rate                   25%              26%             30%             33%              31%

^Average share method used to calculate per share data


Notes to Financial Statements

Note A-Organization

Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund's objective is to produce long term growth for its shareholders.

Note B-Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.

Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-incapital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.

Use of Estimates: The preparation of .nancial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract and Affiliated Expenses

The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John C. Emery and Michael Baldwin are of.cers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Fund pays expenses, including the salaries of employees engaged in activities, related to its role as transfer, dividend paying and shareholder servicing agent.

Note D-Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $35,392,313 and $52,073,315, respectively, for the year ended December 31, 2003.

Note E-Shares of Beneficial Interest

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:


                                                2003                            2002
                                        ----------------------          ----------------------
                                        Shares          Amount          Shares          Amount
Shares sold                             441,531         $ 5,812,191     2,325,562       $ 32,176,655
Shares issued to shareholders
in reinvestment of
distributions from net
investment income and
realized gains from security
transactions                            16,607            $ 244,620        17,697          $ 219,978
                                      ---------         -----------    ----------      --------------
                                        458,138         $ 6,056,811     2,343,259       $ 32,396,633
Shares repurchased                   (1,764,370)       $(23,136,065)   (3,894,744)      $(53,567,884)
                                     ----------        ------------    ----------      --------------
Net decrease                         (1,306,232)       $(17,079,254)   (1,551,485)      $(21,171,251)


Note F-Repurchase Agreement

On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G-Committed Line of Credit

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. The Fund has entered an agreement which enables the Fund to borrow up to $25,000,000 from an unsecured line of credit State Street Bank and Trust. At December 31, 2003, the Fund had unused lines of credit amounting to $8,167,518. In addition the fund pays a commitment fee of 0.12% per annum, payable at the end of each quarter based on the unused portion of the line of credit.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2003:

Average amount outstanding (total of daily outstanding principal
balancesdivided by number of days during the period)                $14,625,967
Weighted average interest rate (actual interest expense on
short-term borrowing divided by average short-term borrowings
outstanding)                                                              1.94%

Note H-Additional Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2002 and 2003 were $251,524 and $279,662 respectively, and were classified as ordinary income.

As of December 31, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                        2003
Capital loss carryforward                          $(17,181,351)
Unrealized gains (losses)-net                        24,693,948
                                                  --------------
Total accumulated earnings (losses-net)             $ 7,512,597
Capital loss carryforward year of expiration          2009-2011

At December 31, the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

                                                        2003
Tax cost                                           $144,286,113
Gross unrealized gain                                29,308,144
Gross unrealized loss                                (4,614,196)
Net unrealized security gain (loss)                $ 24,693,948

Note I-Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2003, the value of securities loaned and the value of collateral was $10,302,513 and $10,669,999, respectively. During the year ended December 31, 2003, income from securities lending amounted to $5,662. The value of loaned securities and cash collateral at year end are disclosed on the Fund's statement of assets and liabilities.

Report of Ernst & Young Independent Auditors

To the Board of Trustees and Shareholders of Northeast Investors Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Northeast Investors Growth Fund (the "Fund") as of December 31, 2003, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 14, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 2003, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
Boston, Massachusetts
February 9, 2004


Part C.  Other information


Item 24.  Financial Statements and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of December 31, 2003.

2.   Statement of Operations fo the year ended December 31, 2003.

3. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 2003.

4.   Schedule of Investments as of December 31, 2003.

5.   Notes to financial statements for the year ended December 31, 2003.

6.   Report of Ernst & Young LLP, Independent Auditors.

          In addition, the Consent of Independent Auditors is included in Part C.

(b) The following exhibits are incorporated by reference herein.

          (1)       Exhibit  1--           Restated Agreement and Declaration
                                           of a Massachusetts business trust
                                           as amended through 1987 (filed with
                                           Post-Effective Amendment No. 29 and
                                           incorporated by reference herein)


          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--            Form of Certificate representing
                                            shares of beneficial interest (filed
                                            with Post-Effective Amendment No. 29
                                            and incorporated by reference
                                            herein)


          (5)       Exhibit  5--            Advisory and Service Contract (filed
                                            with Post-Effective Amendment No. 29
                                            and incorporated by reference
                                            herein)

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --            Custodian Agreement(filed with
                                            Post-Effective Amendment No. 25 and
                                            incorporated by reference herein)


          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14.1             IRA Custodial Account Agreement
                                             (filed with Post-Effective
                                             Amendment No. 29 and incorporated
                                             by reference herein)

                    Exhibit 14.2 Prototype Defined Contribution Plan and Trust(filed with Post-Effective Amendment No. 25 and incorporated by reference herein)

                    Exhibit 14.3 Model of 403(b) Retirement Account (filed with Post-Effective
                                             Amendment No. 25 and incorporated
                                             by reference herein)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No. 25 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of December 31, 2003 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest           6,861

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 150 Federal Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.



              Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Custodian and Independent Auditors" in the Statement of Additional Information for Northeast Investors Growth Fund in Post-Effective Amendment Number 29 to the Registration Statement
(Form N-1A, No. 2-68483) of Northeast Investors Growth Fund, and to the inclusion of our report dated February 9, 2004 on the financial statements and financial highlights of Northeast Investors Growth Fund included in the Annual Report to Shareholders for the fiscal year ended December 31, 2003.



ERNST & YOUNG LLP
Boston, Massachusetts
April 26, 2004

                             Signatures

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the April 30, 2004.

                         NORTHEAST INVESTORS GROWTH FUND




                                                           William A. Oates, Jr.
                                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                         Title                         Date

S/William A. Oates, Jr.         Trustee and person performing     April 30, 2004
---------------------------     functions of principal executive
William A. Oates, Jr.           officer and principal financial
                                and accounting officer


S/Robert B. Minturn*                  Trustee                     April 30, 2004
---------------------------
Robert B. Minturn

---------------------------           Trustee                     April 30, 2004
John C. Emery

---------------------------           Trustee                     April 30, 2004
Michael Baldwin

S/Ernest E. Monrad*                   Trustee                     April 30, 2004
---------------------------
Ernest E. Monrad


*By:s/William A. Oates, Jr.
      William A. Oates, Jr.
     Attorney-in-Fact